UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 22, 2016

Shell Midstream Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-36710	46-5223743
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Shell Plaza 910 Louisiana Street Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 241-6161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Five-Year Revolving Credit Agreement

On February 22, 2016, Shell Midstream Partners, L.P. (the “Partnership”) and Shell Treasury Center (West) Inc. (“STCW”), an affiliate of the Partnership, amended and restated the Partnership’s amended and restated five year revolving credit facility, dated May 12, 2015 (the “Five-Year Revolver”) to, among other things, remove the utilization constraint that a loan advanced under the Five-Year Revolver must be repaid by the date falling 364 days from the applicable date such loan is advanced, allowing for loans advanced under the Five-Year Revolver to have maturity dates selected by the Partnership up to and including October 31, 2019, the maturity date of the Five-Year Revolver. This amendment and restatement allows the Partnership to extend the maturity date of the outstanding borrowings under the Five-Year Revolver until October 31, 2019. All other material terms and conditions of the Five-Year Revolver were unchanged.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the amendment and restatement to the Five-Year Revolver, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to 364-Day Revolving Credit Agreement

On February 22, 2016, the Partnership and STCW amended and restated the Partnership’s amended and restated 364 day revolving credit facility agreement, dated as of November 11, 2015 (the “364-Day Revolver”), to extend the maturity date of the 364-Day Revolver from November 10, 2016 to March 1, 2017. This amendment and restatement extends the maturity date of the outstanding borrowings under the 364-Day Revolver to March 1, 2017. All other material terms and conditions of the 364-Day Revolver were unchanged.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the amendment and restatement to the 364-Day Revolver, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 regarding the Five-Year Revolver and the 364-Day Revolver is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description

10.1	Shell Midstream Partners Amended and Restated Working Capital Facility Agreement, dated as of February 22, 2016, between Shell Midstream Partners, L.P., as the Borrower, and Shell Treasury Centre (West) Inc., as the Lender.

10.2	Shell Midstream Partners Amended and Restated 364-Day Revolving Credit Facility Agreement, dated as of February 22, 2016, between Shell Midstream Partners, L.P., as the Borrower, and Shell Treasury Centre (West) Inc., as the Lender.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHELL MIDSTREAM PARTNERS, L.P.

By:	Shell Midstream Partners GP LLC,
its general partner

By:	/s/ Lori M. Muratta
Lori M. Muratta
Vice President, General Counsel and Secretary

Date: February 25, 2016

INDEX TO EXHIBITS

Number	Description

10.1	Shell Midstream Partners Amended and Restated Working Capital Facility Agreement, dated as of February 22, 2016, between Shell Midstream Partners, L.P., as the Borrower, and Shell Treasury Centre (West) Inc., as the Lender.

10.2	Shell Midstream Partners Amended and Restated 364-Day Revolving Credit Facility Agreement, dated as of February 22, 2016, between Shell Midstream Partners, L.P., as the Borrower, and Shell Treasury Centre (West) Inc., as the Lender.

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